EXHIBIT 10.4

CONVERSION AGREEMENT

This Conversion Agreement (this “Agreement”) is made and entered into as of December 5, 2020, between OBITX, Inc., a Delaware corporation, (“OBITX”), and the undersigned holder (“Holder”) of debt of OBITX’s.

RECITALS

WHEREAS, the debt of $97,404.16 held by Holder are convertible into shares of OBITX’s common stock, $0.0001 par value per share (the “Common Stock”), at the option of Holder, pursuant to, and subject to the limitations set forth in the Revolving Credit Agreement, of common stock of OBITX;

WHEREAS, Holder and OBITX desire to enter into this Agreement to provide for the conversion of $97,404.16 owed by OBITX to Holder into 38,962 shares of common stock of OBITX;

AGREEMENT

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Election to Convert.

(a) Holder hereby elects to convert the debt owed by OBITX in the amount of $97,404.16 into 38,962 shares of Common Stock.

(b) The conversion of debt hereby shall be effective upon the date of execution of this Agreement (the “Effective Date”).

2. Consideration. Holder shall relinquish all rights and privileges afforded them under the Revolving Credit Agreement and the amount owed of $97,404.16, in exchange for 38,962 shares of common stock of OBITX, Inc.

3. Issuance of Common Stock.

(a) OBITX shall cause to be issued and delivered to Holder, in book form, the shares of Common Stock issuable upon conversion of the debt being converted hereby as soon as practicable after the Effective Date.

4. Restricted Securities.

(a) Holder hereby understands, acknowledges and agrees that the shares of Common Stock issuable upon conversion of the debt held by Holder being converted hereby shall constitute “restricted securities” within the meaning of the Securities Act of 1933, as amended, and may only be disposed of in compliance with state and federal securities laws. Any certificates representing such shares of Common Stock shall bear a legend to such effect.

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5. Further Assurances.

(a) OBITX agrees that it will make, execute and deliver any and all such other instruments, instructions, and documents, and will do and perform any and all such further acts as shall become necessary, proper or convenient to carry out or effectuate the respective covenants, promises and undertakings set forth herein.

(b) Holder agrees to make, execute and deliver any and all such other instruments, instructions, and documents and, will do and perform any and all such further acts as shall become necessary, proper or convenient to carry out or effectuate the respective covenants, promises and undertakings set forth herein.

6. Enforceability.

(a) If and to the extent any provision herein is held invalid or unenforceable at law, then such provision will be deemed stricken from this Agreement and the remainder of the Agreement will continue in effect and be valid and enforceable to the fullest extent permitted by law.

7. Governing Law.

(a) This Agreement shall be deemed executed in the State of Florida and is to be governed by and construed under Florida law, without regard to its choice of law provisions.

8. Entire Agreement.

(a) This Agreement is the entire agreement between Holder and OBITX and may not be modified or amended except by a written instrument signed by each of Holder and OBITX. Holder and OBITX have read this Agreement, understand it, and agree to be bound by its terms and conditions.

(b) There are no understandings with respect to the subject matter hereof, express or implied, that are not stated herein. This Agreement may be executed in counterparts, and signatures exchanged by facsimile or other electronic means are effective for all purposes hereunder to the same extent as original signatures.

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IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Agreement or caused this Agreement to be executed and delivered by its duly authorized representative, all as of the day and year first written above.

OBITX, Inc.

______________________________

Michael Hawkins

CEO/CFO

APO HOLDINGS, LLC

______________________________

Michael Pollastro

Managing Member

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NOTICE OF CONVERSION

The undersigned holder of debt of $97,404.16 hereby surrenders this Notice for Conversion of the $97,404.16 in debt into 38,962 shares of the Common Stock of OBITX, Inc. and requests that the certificate, and/or book entry receipt, for such shares be issued in the name of, and be delivered to:

APO HOLDINGS, LLC

Dated: December 5, 2020

APO HOLDINGS, LLC “Holder”

______________________________

Michael Pollastro

Managing Member

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